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                                                                     Exhibit 10e

                          DESCRIPTION OF AMENDMENTS TO
                         VERIZON STOCK COMPENSATION PLAN
                              FOR OUTSIDE DIRECTORS

 .    Effective as of January 1, 2001, the non-employee Directors have the choice of receiving (i) an annual stock option grant valued at $130,000 or (ii) an annual grant of options and share equivalents each valued at half of $130,000.

 .    The aggregate number of shares of Common Stock of Verizon Communications
     Inc. which may be issued under the Plan shall be 1,000,000.